STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP PMI DPSP - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Total investments at fair value (Note 7)	$ 315,317	$ 294,717
Receivables:
Employer's contribution	4,331	6,715
Participants' contributions	528	530
Participants' loans	1,079	828
Dividends	575	683
Total receivables	6,513	8,756
Net assets available for benefits	$ 321,830	$ 303,473